UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 31, 2005

                            Global Gold Corporation

             (Exact name of registrant as specified in its charter)



         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
(State or other jurisdiction          (Commission                  (IRS
      of incorporation)               File Number)           Identification No.)


           104 Field Point Road, Greenwich, CT                 06830
         ----------------------------------------              -----
         (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Unregistered Sales of Equity Securities.


On October 31, 2005, Global Gold Corporation sold $55,000 in common shares, pursuant to exemptions from registration requirements of the Securities Act. The transaction involved the exercise of warrants originally issued on October 31, 2000. The transaction involved the issuance of 220,000 shares of common stock at $0.25 per share in accordance with the warrants. The purchasers and corresponding shares issued are: Stephen R. Field, 60,000 shares; Lisa K. Baumann, 60,000 shares; Patrice A. Gallagher, 25,000 shares; Danielle M. Gallagher, 25,000 shares; Douglas J. Gallagher, 25,000 shares; and Sabrina C. Roszko, 25,000 shares.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934,


the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: November 1, 2005                      Global Gold Corporation

                                           By: /s/ Drury J. Gallagher
                                               ---------------------
                                         Name: Drury J. Gallagher
                                        Title: Chairman, Chief Executive
                                               Officer and Treasurer